Transamerica Dynamic Income

SCHEDULE OF INVESTMENTS

At January 31, 2021

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.8%
International Equity Funds - 15.4%
Invesco S&P International Developed Low Volatility ETF	345,972	$ 10,306,506
SPDR Dow Jones International Real Estate ETF (A)	219,280	7,376,579

		17,683,085

International Fixed Income Funds - 10.8%
iShares J.P. Morgan EM High Yield Bond ETF	137,869	6,301,992
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	185,404	6,053,440

		12,355,432

U.S. Equity Funds - 15.5%
Global SuperDividend U.S. ETF (A)	481,214	8,551,173
Global X MLP ETF	100,566	2,913,397
Invesco S&P 500 High Dividend Low Volatility ETF	128,623	4,912,112
iShares Core High Dividend ETF	16,211	1,405,170

		17,781,852

U.S. Fixed Income Funds - 58.1%
Invesco Senior Loan ETF (A)	487,448	10,831,094
iShares 1-3 Year Treasury Bond ETF (A)	46,499	4,017,514
iShares 20+ Year Treasury Bond ETF (A)	31,407	4,773,864
iShares 3-7 Year Treasury Bond ETF	13,147	1,743,424
iShares Core 10+ Year USD Bond ETF	18,976	1,408,209
iShares MBS ETF (A)	72,673	8,015,105
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	832,463	22,459,852
Vanguard Extended Duration Treasury ETF (A)	13,214	1,917,880
Vanguard Long-Term Bond ETF (A)	108,575	11,556,723

		66,723,665

Total Exchange-Traded Funds (Cost $110,191,766)		114,544,034

OTHER INVESTMENT COMPANY - 11.8%
Securities Lending Collateral - 11.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.06% (B)	13,529,676	13,529,676

Total Other Investment Company (Cost $13,529,676)		13,529,676

Principal	Value
REPURCHASE AGREEMENT - 0.6%

Fixed Income Clearing Corp., 0.00% (B), dated 01/29/2021, to be repurchased at $688,267 on 02/01/2021. Collateralized by a U.S. Government Obligation, 1.50%, due 02/28/2023, and with a value of $702,117.

$ 688,267	$ 688,267

Total Repurchase Agreement (Cost $688,267)	688,267

Total Investments (Cost $124,409,709)	128,761,977
Net Other Assets (Liabilities) - (12.2)%	(14,037,662)

Net Assets - 100.0%	$ 114,724,315

Transamerica Funds	Page 1

Transamerica Dynamic Income

SCHEDULE OF INVESTMENTS (continued)

At January 31, 2021

(unaudited)

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$114,544,034	$—	$—	$114,544,034
Other Investment Company	13,529,676	—	—	13,529,676
Repurchase Agreement	—	688,267	—	688,267

Total Investments	$128,073,710	$688,267	$—	$128,761,977

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $30,870,247, collateralized by cash collateral of $13,529,676 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $18,053,659. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at January 31, 2021.
(C)	There were no transfers in or out of Level 3 during the period ended January 31, 2021. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

Transamerica Funds	Page 2

Transamerica Dynamic Income

NOTES TO SCHEDULE OF INVESTMENTS

At January 31, 2021

(unaudited)

INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Fund’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at January 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Funds	Page 3